UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________________________________________________
FORM 8-K
_____________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 7, 2023
_____________________________________________________
Clearwater Analytics Holdings, Inc.
(Exact name of Registrant as Specified in Its Charter)
_____________________________________________________

Delaware	001-40838	87-1043711
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 W. Main Street Suite 900 Boise, Idaho	83702
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: 208 433-1200
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
_____________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.001 per share	CWAN	New York Stock Exchange LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.
Clearwater Analytics Holdings Inc. (“Clearwater Analytics”) will host its first Investor Day today at the New York Stock Exchange in New York City.

The event will feature presentations by the Clearwater Analytics executive team and provide an update on company performance, corporate strategy, product innovation, go-to-market approach, and company financials, including additional information regarding Clearwater Analytics’ mid- to long-term goals. Materials to be discussed at Investor Day relating to these and other topics will be available on Clearwater Analytics’ investor relations website at investors.clearwateranalytics.com following the presentation.

Virtual attendees are welcome to join the live webcast of the Investor Day, accessible from Clearwater’s investor relations website at investors.clearwateranalytics.com. A replay will be made available after the event.

Attached as Exhibit 99.1 is a Press Release regarding the Investor Day presentation.

The information in this Item 7.01 and Exhibit 99.1 attached hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits.
(d):The following exhibits are being filed herewith:

Exhibit Number	Description
99.1	Press release entitled "Clearwater Analytics to Host 1st Investor Day Today" dated September 7, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Clearwater Analytics Holdings, Inc.

Date:	September 7, 2023	By:	/s/ Jim Cox
Jim Cox, Chief Financial Officer